Acquisition and Disposition Activity - Supplemental Pro Forma Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Business Acquisition, Pro Forma Information [Abstract]
Interest and non-interest income	$ 669,607	$ 687,279
Net income	$ 74,624	$ 86,473
Earnings per share - basic	$ 2.26	$ 2.63
Earnings per share - diluted	$ 2.26	$ 2.63